UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2026

ENHANCED GROUP INC.
(Exact name of registrant as specified in its charter)

Texas	001-42769	42-2394886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

169 Madison Ave, Suite 15101 New York, NY	10016
(Address of principal executive offices)	(Zip Code)
N/A
(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ENHA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

 Enhanced Group Inc. (the “Company”) expects to effect a one-for-ten reverse stock split of its issued and outstanding Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share (the “Reverse Stock Split”), effective at 12:01 a.m. Central Time on October 29, 2026. The Class A common stock is expected to begin trading on a split-adjusted basis on the New York Stock Exchange at the opening of trading on October 29, 2026, under the existing symbol “ENHA” and new CUSIP number 29333R206.

Each ten shares of each class will be combined into one share of the same class. The Reverse Stock Split will not change (i) the par value of the Company’s common stock, (ii) the number of authorized shares of either class of the Company’s common stock, or (iii) any shareholder’s percentage ownership interest or relative voting power in the Company, except for changes resulting from the rounding up of fractional shares. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional share of common stock that would otherwise result from the Reverse Stock Split will be rounded up to the nearest whole share of the applicable class. For shares held through The Depository Trust Company (“DTC”), fractional share interests will be determined, and rounding will be effected, at the DTC-participant level. Brokers, banks, and other nominees holding shares in “street name” will be instructed to effect the Reverse Stock Split for their beneficial holders but may apply their own procedures in processing the Reverse Stock Split. Beneficial holders should contact their broker, bank, or other nominee regarding the treatment of fractional share interests.

Proportionate adjustments will be made to outstanding equity awards, warrants, exercise prices, and share reserves under the Company’s equity plans, in accordance with their respective terms.

Pursuant to the NYSE Annual Listed Company Compliance Guidance Memo, which calls for at least ten calendar days’ advance public notice for certain corporate actions, this Current Report, filed on October 19, 2026, serves as the public announcement of the Reverse Stock Split. For more information on the Reverse Stock Split, please refer to the Company’s definitive information statement filed with the U.S. Securities and Exchange Commission on October 8, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 19, 2026

Enhanced Group Inc.

By:	/s/ Siddhartha Banthiya
Name	Siddhartha Banthiya
Title	Chief Financial Officer